Supplement to each prospectus dated May 1, 2003 for

Pacific Select Exec II-NY and Pacific Select Estate Preserver-NY Last Survivor

Flexible Premium Variable Life Insurance Policies

and to each prospectus dated October 2, 2003 for Pacific Select Exec III-NY and Pacific Select Performer 500-NY Flexible Premium Variable Life Insurance Policies

(each a “policy”) Issued by Pacific Life Insurance & Annuity Company

In this supplement, you and your mean the Policyholder or Owner. PL&A, we, us, and our refer to Pacific Life & Annuity Company. M Fund refers to M Fund, Inc. You’ll find an explanation of what terms used in this supplement mean in the accompanying variable life insurance prospectus or the M Fund Prospectus.

The M Fund is described in detail in its prospectus and in its Statement of Additional Information (SAI).

Each policy is described in detail in its accompanying variable life insurance prospectus. Except as described below, all features and procedures of each policy described in its prospectus remain intact.

This supplement provides information about four additional variable investment options offered under your policy. Each of these investment options is set up as a variable account under our separate account: Brandes International Equity Variable Account (“Variable Account I”), Turner Core Growth Variable Account (“Variable Account II”), Frontier Capital Appreciation Variable Account (“Variable Account III”), and Business Opportunity Value Variable Account (“Variable Account V”) invests in a corresponding portfolio of the M Fund.

	Variable Account I: Variable Account II: Variable Account III: Variable Account V:	Brandes International Equity Fund Turner Core Growth Fund Frontier Capital Appreciation Fund Business Opportunity Value Fund

You can allocate premium payments and transfer accumulated value to these variable investment options, as well as to the other investment options described in the accompanying variable life insurance prospectus.

Supplement dated February 1, 2004

Your policy’s accumulated value will fluctuate depending on the investment options you’ve chosen.

About the variable investment options

The following chart is a summary of the M Fund portfolios. Each M Fund portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds and returns are not guaranteed. You’ll find detailed descriptions of the portfolios, including the risks associated with investing in the portfolios, in the accompanying M Fund prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read the M Fund prospectus carefully before investing.

	Portfolio	The Portfolio’s Investment Goal	The Portfolio’s Main Investments	Portfolio Manager

	Brandes International Equity	Long-term capital appreciation.	Equity securities of foreign issuers. Focuses on stocks with capitalizations of $1 billion or more.	Brandes Investment Partners, LLC

	Turner Core Growth Fund	Long-term capital appreciation.	Common stocks of U.S. companies that the subadviser believes have strong earnings growth potential.	Turner Investment Partners, Inc.

We are not responsible for the operation of the M Fund or any of its portfolios. We also are not responsible for ensuring that the M Fund and its portfolios comply with any laws that apply.	Frontier Capital Appreciation	Maximum capital appreciation.	Common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500.	Frontier Capital Management Company, LLC
	Business Opportunity Value Fund	Long-term capital appreciation	Equity securities of U.S. issuers in the large-to-medium-capitalization segment of the U.S. stock market.	Iridian Asset Management LLC

M Financial Investment Advisers, Inc. (MFIA) is the investment adviser for each portfolio of the M Fund, and has retained other firms to manage the portfolios. MFIA and the M Fund’s Board of Directors oversee the management of all of the M Fund’s portfolios.

You’ll find more about M Fund fees and expenses in the accompanying M Fund prospectus.

The section Fee tables: Total annual Pacific Select Fund operating expenses is replaced with the following:

Total annual fund operating expenses

This table shows the minimum and maximum total operating expenses charged by the portfolios of Pacific Select Fund and M Fund that you may pay periodically during the time that you own the policy. This table shows the range (minimum and maximum) of fees and expenses charged by any of the portfolios, expressed as a percentage of average daily net assets, for the year ended December 31, 2002.

Each variable account of the separate account purchases shares of the corresponding fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in each fund’s prospectus.

		Minimum	Maximum

	Total annual portfolio operating expenses[1]	0.29	1.31

[1]   Amounts shown are gross expenses deducted from portfolio assets, including advisory fees, 12b-1 distribution expenses and other expenses. This includes an adjustment for a reduction in advisory fees, but does not include a deduction for any reimbursement of advisory fees, recaptured 12b-1 expenses or offsets for custodian credits.

   To help limit Pacific Select Fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio for operating expenses (including organizational expenses, but not including advisory fees, 12b-1 distribution expenses, additional costs associated with foreign investing, interest (including commitment fees), taxes, brokerage commissions and other transactional expenses, extraordinary expenses, expenses not incurred in the ordinary course of business, and expenses of counsel or other persons or services retained by the fund’s independent trustees) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after December 31, 2004.

   For the period from May 1, 2003 to April 30, 2004, M Fund’s adviser has contractually agreed to reimburse the M Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund’s annualized average daily net assets.

	Statements and reports we’ll send you We’ll send you financial statements that we receive from M Fund.
The rights we describe in the accompanying variable life insurance prospectus under Making changes to the separate account also apply to the M Fund.

Voting rights

We’re the legal owner of the shares of the M Fund that are held by the variable accounts. The voting rights we describe in the Voting rights section of the accompanying variable life insurance prospectus and how we’ll exercise them also apply to the M Fund.

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